SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[    ]   Confidential for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[    ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                Alleghany Funds
                (Name of Registrant as Specified In Its Articles)

                               Laurie E. Buckley
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[     ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[    ]   Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)   Date Filed:

                                 ALLEGHANY FUNDS
                             171 North Clark Street
                             Chicago, Illinois 60601

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on June 17, 1999

To the Shareholders of
 Alleghany/Montag & Caldwell Growth Fund - Class N Montag & Caldwell Growth Fund - Class I Alleghany/Chicago Trust Growth & Income Fund Alleghany/Chicago Trust Talon Fund Alleghany/Chicago Trust Balanced
 Fund Alleghany/Montag & Caldwell Balanced Fund - Class N Montag & Caldwell Balanced Fund - Class I Alleghany/Chicago Trust Bond Fund Alleghany/Chicago Trust Municipal Bond Fund Alleghany/Chicago Trust Money Market Fund Alleghany/Chicago Trust Small Cap Value Fund Alleghany/Veredus Aggressive Growth Fund (each a "Fund" and collectively, the "Funds")

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Funds of Alleghany Funds (the "Company"), a Delaware business trust, will be held at the offices of the Company, 171 North Clark Street, Chicago, Illinois on June 17, 1999 at 11:00 a.m. Central Time (the "Special Meeting") for the following purposes:

1. To consider and act upon the election of four (4) additional Trustees of the Company to serve until their successors are elected and qualified (Proposal 1).

2. To approve or disapprove proposed changes to the investment objective of each Fund (except the Alleghany/ Chicago Trust Money Market Fund) (Proposal 2).

3. To approve or disapprove the existing investment advisory agreements between Chicago Trust Company and Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund (Proposal 3).

4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on April 19, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                By order of the Board of Trustees
                                Gerald Dillenburg
                                Secretary
May 14 1999

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature

Corporate Accounts

  (1)    ABC Corp......................................  ABC Corp.
  (2)    ABC Corp......................................  John Doe, Treasurer
  (3)    ABC Corp.
             c/o John Doe, Treasurer.............        John Doe
  (4)    ABC Corp. Profit Sharing Plan.................  John Doe, Trustee

Trust Accounts

  (1)    ABC Trust.....................................  Jane B. Doe, Trustee
  (2)    Jane B. Doe, Trustee
                  u/t/d/ 12/28/78......................  Jane B. Doe

Custodial or Estate Accounts

  (1)      John B. Smith, Cust.
                   f/b/o John B. Smith, Jr. UGMA........  John B. Smith
  (2)      Estate of John B. Smith....................... John B. Smith, Jr.,
                                                          Executor

                                 ALLEGHANY FUNDS

                             171 North Clark Street
                             Chicago, Illinois 60601

                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 17, 1999

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Alleghany Funds (the "Company") for Alleghany/Montag & Caldwell Growth Fund Class N shares, Montag & Caldwell Growth Fund - Class I shares, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Montag & Caldwell Balanced Fund - Class N shares, Montag & Caldwell Balanced Fund - Class I shares, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund, Alleghany/Chicago Trust Money Market Fund, Alleghany/Chicago Trust Small Cap Value Fund, and Alleghany/Veredus Aggressive Growth Fund (collectively, the "Funds"), for use at a Special Meeting of Shareholders of the Funds to be held at 11:00 a.m. Central Time on June 17, 1999 at the offices of the Company, 171 North Clark Street, Chicago, Illinois, 60601, and any adjournments thereof (the "Special Meeting"). A Notice of Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about May 14, 1999. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Company; First Data Investor Services Group, Inc. ("Investor Services Group"), the Company's transfer agent; or other representatives of the Company. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Company. The Company's most recent annual report is available upon request without charge by writing or calling the Company at P.O. Box 5164, Westborough, MA 01581 or 1-800-992-8151.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

         In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Company's Trust Instrument dated September 8, 1993, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of one third (33-1/3%) of the outstanding Shares of the Funds entitled to vote at the Special Meeting.

         The Board of Trustees has fixed the close of business on April 19, 1999 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on the Record Date, the following shares were outstanding:

                                                                  Class N            Class I           Total Fund
Name of Fund                                                      Shares             Shares             Shares
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Montag & Caldwell Growth Fund                        45,779,243.185        35,047,116.016    80,826,359.201
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Growth & Income Fund                   18,077,511.494             None         18,077,511.494
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Talon Fund                             1,482,769.799              None         1,482,769.799
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Balanced Fund                          21,172,252.439             None         21,172,252.439
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Montag & Caldwell Balanced Fund                      7,447,142.248          3,384,007.992    10,831,150.240
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Bond Fund                              16,088,919.066             None         16,088,919.066
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Municipal Bond Fund                    1,634,276.058              None         1,634,276.058
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Money Market Fund                      300,768,493.487            None         300,768,493.487
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Small Cap Value Fund                   4,060,417.882              None         4,060,417.882
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Veredus Aggressive Growth Fund                       2,336,912.578              None         2,336,912.578
-------------------------------------------------------------- -------------------- ------------------ ---------------------

    As of the Record Date, to the best knowledge of the management of the Funds, the shareowners shown on Schedule A to this Proxy Statement owned of record or beneficially 5% or more of the Shares of any class of each Fund.

      [As of April 19, 1999, the officers and Trustees of the Company as a group beneficially owned less than 1% of the Shares of each Fund with the exception of the Alleghany/Chicago Trust Municipal Bond Fund in which an interested trustee owns 6.94%.]

      In order that your Shares may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed inthe United States; and

         -- allow sufficient time for the proxy card to be received on or before 10:00 a.m. Central Time on June 17, 1999.

Summary of Proposals

         The table set forth below lists each proposal contained in the Proxy Statement and the Funds whose shareholders will be voting on the proposal.

Proposal Number                  Proposal Summary                               Fund(s)

Proposal 1...................... To  consider   and  act  upon  the   All Funds
                                 election   of   four   (4)    Trustees   of
                                 (Shareholders   of  all  Funds  shall  vote
                                 together  with the  Company to serve  until
                                 their  respect to the election of Trustees)
                                 successors are elected and qualified.

Proposal 2.....................  To approve or disapprove  proposed              Each Fund except Alleghany/Chicago Trust Money
                                 changes    to    the    investment              Market Fund - (Shareholders of each Fund shall
                                 objective of each Fund.                         consider this proposal separately)

Proposal 3....................   To  approve  or   disapprove   the             Alleghany/Chicago Trust Growth & Income Fund
                                 existing    investment    advisory             Alleghany/Chicago Trust Talon Fund
                                 agreements  between  Chicago Trust             Alleghany/Chicago Trust Balanced Fund
                                 Company   and    Alleghany/Chicago             Alleghany/Chicago Trust Bond Fund
                                 Trust   Growth  &   Income   Fund,             Alleghany/Chicago Trust Municipal Bond Fund
                                 Alleghany/Chicago    Trust   Talon             Alleghany/Chicago Trust Money Market Fund
                                 Fund,    Alleghany/Chicago   Trust             (Shareholders of each Fund shall consider this
                                 Balanced Fund,  Alleghany/ Chicago             proposal separately)
                                 Trust          Bond          Fund,
                                 Alleghany/Chicago  Trust Municipal
                                 Bond  Fund  and  Alleghany/Chicago
                                 Trust Money Market Fund

                                 PROPOSAL NO. 1

                    ELECTION OF FOUR TRUSTEES OF THE COMPANY

         At the Special Meeting, four additional Trustees are being considered for election by shareholders to serve until their successors are elected and qualified. At a Board of Trustees meeting held on March 18, 1999, the existing Trustees unanimously approved an increase in the size of the Board of Trustees from four (4) members to eight (8) members. Each nominee has indicated that he or she will serve if elected, but if any nominee shall be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgement.

         Each of the existing Trustees of the Company has served in that capacity since the December 13, 1993 organizational meeting of the Trust. Mr. Robert A. Kushner, Mr. Robert B. Scherer, Mr. Denis Springer and Ms. Dorothea C. Gilliam were recommended by the Nominating Committee composed of independent Trustees (as defined hereafter) and nominated as additional trustees by the existing Board of Trustees at its meeting held on March
18, 1999. The "interested" trustees and nominees who will be "interested" trustees (as defined by the Investment Company Act of 1940, as amended) are indicated in the chart below by an asterisk (*). Trustees who are not "interested trustees" are referred to as "independent trustees."

                                                                                                     SHARES/
                                                                                                     PERCENTAGE BENEFICIALLY
                                   POSITION                                                          OWNED AS OF
                                 WITH COMPANY                   PRINCIPAL OCCUPATIONS                 APRIL 19, 199
NAME AND AGE                                                    FOR PAST FIVE YEARS

Stuart D. Bilton*              Chairman, Board    Mr. Bilton  is  Chief  Executive  Officer  of The  Alleghany/Chicago Trust
Age 52                           of Trustees      Chicago  Trust Company and President of Alleghany  Municipal Bond Fund -
171 North Clark Street         (Chief Executive   Asset  Management,  Inc.  Previously,  Mr. Bilton  113,446.138 shares
Chicago, IL  60601                 Officer)       was an  Executive  Vice  President  with  Chicago  6.94%
                                                  Title  and Trust  Company.  He is a  Director  of
                                                  Alleghany  Asset  Management  Inc.,   Montag  and
                                                  Caldwell,    Veredus   Asset   Management   Inc.,
                                                  Baldwin &  Lyons,  Inc.,  and the Boys and  Girls
                                                  Clubs of Chicago.


Leonard F. Amari                   Trustee        Mr. Amari is a Partner at the law  offices of
Age 56                                            Amari & Locallo,  a practice confined exclusively
734 North Wells Street                            to the real estate tax assessment process.
Chicago, IL  60610

Dorothea C. Gilliam*               Trustee        Ms. Gilliam is Vice President of Investments of
Age 45,                            Nominee        the Alleghany Corporation, the parent company of
171 North Clark Street                            Alleghany Asset Management, Inc.  Previously,
Chicago, IL                                       she was an Assistant Vice President of Chicago
                                                  Title and Trust Company.

Robert Kushner                     Trustee        Mr. Kushner is Vice  President,  Board Member and
Age 63                             Nominee        Chairman of Investment  Committee and Co-Chairman
30 Vernon Drive                                   of Strategic  Planning  Committee  of  Pittsburgh
Pittsburgh, PA 15228                              Dance   Counsel.   Previously,   he  was  a  Vice
                                                  President,   Secretary  and  General  Counsel  at
                                                  Cyclops Industries, Inc.


Gregory T. Mutz                    Trustee        Mr. Mutz   is   President   &  CEO  of  The  UICI
Age 53                                            Companies  and  Chairman  of the  Board of Excell
125 South Wacker Drive                            Global  Services.  He is  also  Chairman  of  the
Suite 3100                                        Board  of AMLI  Residential  Properties  Trust (a
Chicago, IL  60606                                NYSE Multifamily  REIT) and Chairman of the Board
                                                  of AMLI Commercial  Properties
                                                  Trust   LP,   both   successor
                                                  companies  to AMLI Realty Co.,
                                                  which he co-founded in 1980.


Robert B. Scherer                  Trustee        Mr. Scherer is President  of The Rockridge
Age 57                             Nominee        Group, Ltd., the nation's largest title insurance
10010 Country Club Road                           organization.
Woodstock, IL  60098


Nathan Shapiro                     Trustee        Mr. Shapiro  is the President of SF  Investments,
Age 62                                            Inc.,  a  broker/dealer  and  investment  banking
1700 Ridge                                        firm.   He   is   President   of   New   Horizons
Highland Park, IL  60035                          Corporation,  a consulting  firm, and Senior Vice
                                                  President of Pekin, Singer and
                                                  Shapiro,     an     investment
                                                  advisory   firm.   He   is   a
                                                  Director  of  Baldwin & Lyons,
                                                  Inc.


Denis Springer                     Trustee        Mr.  Springer is Senior Vice  President and Chief
Age 53                             Nominee        Financial  Officer of Burlington  Northern  Santa
1673 Bamoral Lane                                 Fe  Corporation.  He is  also  a  member  of  the
Inverness, IL  60067                              Natural Advisory Board of Chase Manhattan Bank.



     Trustees and Trustee nominees had no transactions in the securities of the investment adviser or its parent or subsidiaries exceeding 1% of the outstanding securities of any class during the fiscal year ended October 31, 1998.

    The Board of Trustees  of the Company met four times  during the fiscal year ended October 31, 1998. During the fiscal year, all incumbent Trustees attended all of the meetings held. The Board of Trustees has an Audit Committee consisting of Messrs. Amari, Mutz and Shapiro. The Audit Committee met twice during the fiscal year ended October 31, 1998, and all Committee members were present at the meetings. The Audit Committee reviews the scope and results of the Company's annual audit with the Company's independent auditors and recommends the engagement of such independent auditors. The Board of Trustees has a Nominating Committee consisting of Messrs. Amari, Mutz and Shapiro. The Nominating Committee did not meet during the fiscal year ended October 31, 1998. The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In that regard, the Nominating Committee recommended to the Board of Trustees the Trustee nominees to be considered at the meeting. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. The Company does not have a standing compensation committee.

         The names of the officers of the Company are listed in the table below. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Trustees of the Company.

                                                                                 Principal Occupations
                                         Positions                               and Other Affiliations
Name and Age                             With Company                            During the Past Five Years

Kenneth C. Anderson                      President                               Mr. Anderson  is  President of Alleghany
Age: 35                                  (Chief Operating Officer)               Investment  Services,  Inc. and a Senior Vice
                                                                                 President of The Chicago Trust Company and has
                                                                                 been an officer since 1993.  He is responsible
                                                                                 all business activities regarding mutual funds.
                                                                                Mr. Anderson is a Certified Public Accountant.


Gerald F. Dillenburg                     Vice President,                         Mr. Dillenburg    is   a   Senior   Vice
Age: 32                                  Secretary and Treasurer                 President   of   Alleghany    Investment
                                         (Chief Financial Officer                Services,  Inc. and a Vice  President of
                                         and Compliance Officer)                 The Chicago  Trust  Company and has been
                                                                                 the operations manager and compliance officer of
                                                                                 all mutual funds since 1996.  Previously he was
                                                                                 an audit manager with KPMG Peat Marwick LLP,
                                                                                 specializing in investment services, including
                                                                                 mutual and trust funds, broker/dealers and
                                                                                 investment Advisers.  Mr. Dillenburg is a
                                                                                 Certified Public Accountant.


Debra Comsudes                            Vice President                         Ms.Comsudes has been a Vice  President
Age: 35                                                                          of Montag & Caldwell,  Inc.  since 1996.
                                                                                 Previously,  she was a Portfolio Manager
                                                                                 and Chief  Investment  Officer  at Randy
                                                                                 Seckman & Associates,  Inc., a financial
                                                                                 advisory    firm     providing     asset
                                                                                 management  primarily to individual  and
                                                                                 small  businesses.  She  is a  Chartered
                                                                                 Financial Analyst

      Only the independent Trustees receive remuneration from the Company for acting as Trustees. Trustees fees are $3,000 for each Board meeting attended with an annual retainer of $3,000.

       The   following   table  sets  forth  certain   information   regarding
compensation of the Company's Board of Trustees for the fiscal year ended October 31, 1998. Except as disclosed below, no executive officer or person affiliated with the Company received compensation from the Company for the fiscal year ended October 31, 1998.

                               COMPENSATION TABLE

                                                               TOTAL COMPENSATION FROM THE FUND AND
                                  AGGREGATE COMPENSATION       FUND COMPLEX PAID TO TRUSTEES
                                  FROM THE COMPANY
 TRUSTEES

 Stuart D. Bilton                           $0                               $0
 Leonard F. Amari                           $9,375                        $9,375
 Gregory T. Mutz                            $9,375                        $9,375
 Nathan Shapiro                             $9,375                        $9,375

         One of the Trustee nominees, Ms. Dorothea Gilliam, served as a Trustee of the Company until December 17, 1999, at which time she resigned so that the Company would comply with certain safe harbors under the Investment Company Act of 1940. Ms. Gilliam received no compensation from the Company for the fiscal year ended October 31, 1998.

Required Vote

         The four nominees for Trustee receiving the highest number of votes will be elected. Unless authority is withheld, it is the intention of the persons named in the proxy to vote FOR the election of the named nominees. Election of listed nominees for Trustee requires the affirmative vote of the holders of a plurality of Shares of the Company represented at the Special Meeting in person or by proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

                                 PROPOSAL NO. 2

            TO APPROVE OR DISAPPROVE PROPOSED CHANGES TO EACH FUND'S
                              INVESTMENT OBJECTIVE

         The Board of Trustees has proposed changes to the investment objective of each Fund other than the Alleghany/Chicago Trust Money Market Fund. Currently, each Fund's objective includes reference to the principal investment strategies utilized by each Fund within the definition of its objective. The change will clearly define each Fund's investment objective, which is fundamental and cannot be changed without shareholder approval, and eliminate references to the investment strategies. The change will make it clear that a Fund's investment policies and strategies may change under the direction of the Fund's investment adviser with the approval of the Board of Trustees and without shareholder approval. Each Fund's investment objective and the policies and strategies used is set out in the Company's prospectus, as amended from time to time.

         The proposed changes are intended to clarify the investment objectives by removing the strategies from each of the listed Fund's defined investment objective as set forth below (the italicized words are proposed to be deleted):

--------------------------------------- -------------------------------------- -------------------------------------------
             Name of Fund                   Current Investment Objective             Proposed Investment Objective
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Montag  & Caldwell  Growth    The Fund seeks  long-term  capital       The Fund seeks long-term capital
Fund                                    appreciation  and,  secondarily,         appreciation and, secondarily, current
                                        current    income,    by    investing    income.
                                        primarily   in  common   stocks   and
                                        convertible securities.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago  Trust Growth &      The Fund seeks  long-term total           The Fund seeks long-term  total return
Income Fund                            return  through a  combination  of        through a combination of capital
                                       capital   appreciation   and  current     appreciation and current income.
                                       income by  investment  primarily in a
                                       combination of stocks and bonds.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago Trust Talon Fund      The Fund seeks long-term total return    The Fund seeks long-term total return  return
                                        through capital appreciation             through capital appreciation.
                                        by investing primarily in
                                        common   and   preferred    stocks   and
                                        convertible
                                        securities.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago Trust Small Cap       The  Fund   seeks   long-term   total    The Fund seeks long-term total return.
Value Fund                              return  by  investing   primarily  in
                                        common    stocks   of   small    U.S.
                                        companies.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Veredus Aggressive            The Fund seeks to provide capital        The Fund seeks to provide capital
Growth Fund                             appreciation by investing primarily      appreciation.
                                        in  equity  securities  of  companies
                                        with accelerating earnings.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Montag & Caldwell  Balanced  The Fund seeks  long-term  total         The Fund seeks long-term total return.
Fund                                    return by investing primarily in a
                                        combination  of equity,  fixed income
                                        and short-term securities.
--------------------------------------- -------------------------------------- -------------------------------------------
-------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago Trust                The  Fund  seeks growth of capital       The Fund seeks growth of capital with
Balanced Fund                          with current  income by  investing   in  current income.
                                       a combination of equity and fixed
                                       income securities.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago
Trust  Bond  Fund                       The Fund  seeks  high current   income  The  Fund  seeks  high current income
                                        consistent  with prudent risk of        consistent with prudent risk of capital.
                                        capital by investing primarily in
                                        intermediate-term securities.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago  Trust
Municipal   Bond Fund                   The Fund seeks a high level of           The Fund seeks high level of current
                                        current interest income exempt from      interest income exempt from federal
                                        federal  income tax  consistent  with    income tax  consistent  with  preservation
                                        preservation  of capital by investing    of capital.
                                        primarily in intermediate-term
                                        municipal securities.
--------------------------------------- -------------------------------------- -------------------------------------------


       As indicated above, the proposed changes are intended only to clarify the investment objective for each of the Funds listed. The Board of Trustees does not intend to amend the investment strategies of any of the Funds at the present time although it reserves the right to make changes in the future. If this proposal is not approved by shareholders of any Fund, such Fund will continue to be managed under its investment objective as currently stated.

Required Vote

         Shareholders of each Fund will consider the proposal separately. Approval of this proposal with respect to each Fund requires a majority vote of the shareholders of that Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of a Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote").

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE CHANGES TO EACH FUND'S INVESTMENT OBJECTIVE AND STRATEGIES.

                                 PROPOSAL NO. 3

       TO APPROVE OR DISAPPROVE THE INVESTMENT ADVISORY AGREEMENTS BETWEEN
  THE CHICAGO TRUST COMPANY AND ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND,
      ALLEGHANY/CHICAGO TALON FUND, ALLEGHANY/CHICAGO TRUST BALANCED FUND, ALLEGHANY/CHICAGO TRUST BOND FUND, ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
    AND ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND IN ORDER TO ELIMINATE THE AMENDED AND RESTATED GUARANTY AGREEMENT WITH THE CHICAGO TITLE AND TRUST COMPANY

General

         Each  of  the   Alleghany/Chicago   Trust   Growth   &   Income   Fund,
Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund has an investment advisory agreement with The Chicago Trust Company ("Chicago Trust") pursuant to which Chicago Trust serves as an investment adviser to the Fund. Each of these Investment Advisory Agreements is supported by the Amended and Restated Guaranty Agreement under which The Chicago Title and Trust Company guarantees the obligations and liabilities of Chicago Trust to each of the Funds. For the reasons more fully described below, the Company's Board of Trustees believes that these Guaranty Agreements are no longer needed or appropriate and are asking shareholders of the Funds to approve the Investment Advisory Agreements with Chicago Trust, thereby eliminating the Guaranty Agreement with The Chicago Title and Trust Company.

History

           The Chicago  Title and Trust  Company  ("Chicago  Title and  Trust"),
which until 1998 was a wholly-owned subsidiary of the Alleghany Corporation ("Alleghany"), initially provided investment advisory services to the following Funds of the Trust: Alleghany/Chicago Trust Growth & Income Fund;
Alleghany/Chicago Trust Talon Fund; Alleghany/Chicago Trust Balanced Fund; Alleghany/Chicago Trust Bond Fund; Alleghany/Chicago Trust Municipal Bond
Fund; and Alleghany/Chicago Trust Money Market Fund.

           As part of a reorganization, Chicago Title and Trust formed Alleghany Asset Management, Inc. ("AAM"), a wholly-owned subsidiary, to act as a holding company for certain of its financial services entities. AAM then acquired a state trust company, whose name was changed to Chicago Trust. In 1995, Chicago Title and Trust transferred substantially all of its fiduciary and investment operations to Chicago Trust. As part of that transfer, Chicago Trust assumed all of Chicago Title and Trust's obligations and liabilities under its existing Investment Advisory Agreements with the Company. Chicago Title and Trust entered into a Guaranty Agreement with the Company on behalf of the Funds for which it had served as Investment Advisor, pursuant to which it agreed to guaranty all of the obligations and liabilities of Chicago Trust under such Advisory Agreements. The Guaranty Agreement was subsequently amended and restated on December 23, 1996 (the "Amended and Restated Guaranty Agreement").

           On June 17, 1998 Chicago Title Corporation, the parent company of Chicago Title and Trust, became a publicly held company, when Alleghany distributed Chicago Title Corporation shares to existing Alleghany shareholders. As a result, Chicago Title and Trust and Chicago Trust were no longer affiliated. The Company's Board of Trustees believe it is no longer necessary or appropriate to have the obligations and liabilities of Chicago Trust subject to the Amended and Restated Guaranty Agreement.

Advisory Agreements

         The Investment Advisory Agreements for Alleghany/Chicago Trust Growth & Income Fund, Alleghany Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund are each dated November 30, 1993 and were approved by the sole shareholder on [December 13, 1993]. The Investment Advisory Agreement for Alleghany/Chicago Trust Balanced Fund was dated March 15, 1995 and was approved by the sole shareholder on [September 21, 1995]. The Investment Advisory Agreement for Alleghany/Chicago Trust Talon Fund was dated August 27, 1995 and was approved by the sole shareholder on [September 19, 1994]. Each of the Investment Advisory Agreements was most recently approved by the Board of Trustees including all of the independent Trustees on December 17, 1998. Pursuant to each of the Investment Advisory Agreements with the Company, Chicago Trust provides an investment program for each Fund in accordance with its investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of such Fund's business.

         For providing investment advisory services, the Funds have agreed to pay Chicago Trust a monthly fee at the following annual rates, exclusive of contractual expense limitations, based on their respective average daily net assets: Alleghany/Chicago Trust Growth & Income Fund, 0.70%; Alleghany/Chicago Trust Talon Fund, 0.80%; Alleghany/Chicago Trust Balanced Fund, 0.70%; Alleghany/Chicago Trust Bond Fund, 0.55%; Alleghany/Chicago Trust Municipal Bond Fund, 0.60%; and Alleghany/Chicago Trust Money Market Fund, 0.40%.

         During  each  Fund's  fiscal year ended  October  31,  1998,  aggregate
advisory   fees  earned  by  Chicago  Trust  for  the  Funds  were  as  follows:
Alleghany/Chicago Trust Growth & Income Fund, $2,312,832; Alleghany/Chicago Trust Talon Fund, $224,933; Alleghany/Chicago Trust Balanced Fund, $1,453,465; Alleghany/Chicago Trust Bond Fund, $740,845; Alleghany/Chicago Trust Municipal Bond $78,556; and Alleghany/Chicago Trust Money Market Fund, $1,026,684.

Investment Adviser

         Chicago Trust is located at 171 North Clark Street, Chicago, Illinois 60601. Chicago Trust conducts a general financial services business in four areas. The institutional investment management group manages equity and fixed income institutional assets in excess of $6.0 billion, primarily in employee benefit plans, foundation accounts and insurance company accounts. The employee benefits services group offers profit sharing plans, matching savings plans, money purchase pensions and consulting services, and has become one of the leading providers of 401(k) salary deferral plans to mid-sized companies. The personal trust and investment services group provides investment management and trust and estate planning primarily for accounts in the $500,000 to $10 million range. The real estate trust services group provides the means whereby real estate can be conveyed to a trustee while reserving to the beneficiaries the full management and control of the property. This group also facilitates tax-deferred exchanges of income-producing real property.

         Chicago Trust, an Illinois trust company is indirectly wholly-owned by Alleghany Corporation which is located at Park Avenue Plaza, New York City, New York 10055. Alleghany Corporation is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals.

         Set forth below are the names and principal occupations of the principal executive officer and each director of the Investment Advisor. The address of each as it relates to his or her duties with the Investment Advisor is the same as that of the Investment Advisor.

---------------------------- --------------------------- -----------------------------------------------------------
NAME                         TITLE/POSITION              OTHER BUSINESS
---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Richard P. Toft              Director                    Director and Chairman, Chicago Title and Trust Company;
                                                         Director, Chairman and Chief Executive Officer, Alleghany
                                                         Asset Management, Inc.; Director of Chicago Title
                                                         Insurance Co., Director, The Chicago Trust Company;
                                                         Director, Liberty Property Trust

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Allan P. Kirby, Jr.          Director                    President, Liberty Square, Inc.; Director, Alleghany
                                                         Corporation; Director, Chicago Title and Trust Company;
                                                         Director, Chicago Title Insurance Company; Director,
                                                         Kirby Investments, Inc.; Director, The Chicago Trust
                                                         Company.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
John J. Burns, Jr.           Director                    President and Chief Operating Officer, Alleghany
                                                         Corporation; Director of Burlington Santa Fe Corporation;
                                                         Director, The Chicago Trust Company.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
M.Leanne Lachman             Director                    Managing Director, Schroder   Real  Estate
                                                         Associates; Director, Chicago Title and Trust
                                                         Company;  Director, Chicago Title Insurance
                                                         Company;  Director, The Chicago Trust  Company;
                                                         Director, Lincoln National Corporation.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Dana G. Leavitt              Director                    President, Leavitt Management Company; Director, Chicago
                                                         Title and Trust Company; Director, Chicago Title
                                                         Insurance Company; Director, The Chicago Trust Company.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Peter H. Dailey              Director                    Director, The Chicago Trust Company; Director of  Jacobs
                                                         Engineering Group, Pinkerton, Inc., Sizzler, Inc.,
                                                         Krauses's Sofa Factory, Worthland Worldwide, Chairman and
                                                         Director of FedCo.

---------------------------- --------------------------- -----------------------------------------------------------

       Information concerning each officer of the Company who is also an officer, employee, director or shareholder of the Investment Advisor is set forth under Proposal No. 1.

Approval of Agreements

           A condition of terminating the Amended and Restated Guaranty Agreement with respect to a Fund is that the Fund's existing investment advisory agreement with Chicago Trust be approved by the shareholders of that Fund. At a Board Meeting on March 18, 1999, the Trustees, including separately all of the independent Trustees, unanimously approved submitting the existing Investment Advisory Agreements with Chicago Trust to the shareholders of the respective Funds for approval in order to satisfy the condition for terminating the Amended and Restated Guaranty Agreement.

Required Vote

         The shareholders of each Fund will consider this proposal separately. Approval of this proposal with respect to each Fund requires a Majority Vote of the shareholders of that Fund. If the Advisory Agreement is not approved by the shareholders of a Fund, the Guaranty Agreement will continue with respect to that Fund and its Investment Advisory Agreement.

      THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Under Delaware law, the Company is not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the Company's shares. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should submit the proposal promptly to the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

               INVESTMENT ADVISORS, DISTRIBUTOR AND ADMINISTRATOR

         Set forth below are each Fund's Investment Advisors, distributor and administrator and their business addresses:

                               INVESTMENT ADVISORS

The Chicago Trust Company                    Montag & Caldwell, Inc.
171 North Clark Street                       3343 Peachtree Road, NE, Suite 1100
Chicago, IL 60601-3294                       Atlanta, GA  30326-1022

Veredus Asset Management LLC
6900 Bowling Blvd., Suite 250
Louisville, KY  40207

ADMINISTRATOR                                 DISTRIBUTOR

The Chicago Trust Company                         First Data Distributors, Inc.
171 North Clark Street                            4400 Computer Drive
Chicago, IL 60601-3294                            Westborough, MA 01581











May 14, 1999

                                   SCHEDULE A

                     ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
                                     Class N

Shareowners                     Shares Owned               Percentage Owned

Charles Schwab & Co., Inc.       $13,555,822.618                  29.62%
Special Custody Account
Exclu of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Miter & Co.                         $7,453,347.270                  16.28%
M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

                          MONTAG & CALDWELL GROWTH FUND
                                     Class I

Shareowners                     Shares Owned              Percentage Owned

Miter & Co.                     4,855,777.794                  13.85%
M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977


Bancorp South Bank              1,915,935.899                   5.47%
c/o Trust
P.O. Box 1605
Jackson, MS 39215-1605

Bancorp South Bank              1,868,164.805                   5.33%
c/o Trust
P.O. Box 1605
Jackson, MS 39215-1605

                  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

Shareowners                     Shares Owned                 Percentage Owned

Miter & Co.                     14,599,940.678                  80.76%
M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

Charles Schwab & Co. Inc.          916,596.050                   5.07%
Special Custody Acct for
Exclu of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

                       ALLEGHANY/CHICAGO TRUST TALON FUND

Shareowners                     Shares Owned                 Percentage Owned

Miter & Co.                      113,800.273                   7.67%
M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977


                      ALLEGHANY/CHICAGO TRUST BALANCED FUND

Shareowners                     Shares Owned                Percentage Owned

Miter & Co.
M&I Trust co/Outsourcing         20,066,160.409                  94.78%
P.O. Box 2977
Milwaukee, WI  53202-2977

                    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
                                     Class N

Shareowners                      Shares Owned              Percentage Owned

Miter & Co.
M&I Trust co/Outsourcing          3,728,046.052                  50.06%
P.O. Box 2977
Milwaukee, WI  53202-2977


Charles Schwab & Co. Inc.          414,166.445                   5.56%
Special Custody Acct for Exclu
of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

                         MONTAG & CALDWELL BALANCED FUND
                                     Class I

Shareowners                          Shares Owned            Percentage Owned

American Express Trust Company         874,990.657                  25.86%
FBO American EX TR RET Services
U/A DTD 1/1/98
Attn:  Chris Hunt N10/996
P.O. Box 534
Minneapolis, MN 55422

Huntington Trust Co.                   592,946.616                  17.52%
FBO Diocese of Covington
Attn:  Mutual Funds
P.O. Box 1558
Columbus, OH 43260

BNY Western Trust Company CUS          548,787,553                  16.22%
Columbia River Logscalers Pension
Two Union Square Ste 520
601 Union Street
Seattle, WA 98121-2321

BT Alex Brown Incorporated             406,749.168                  12.02%
FBO 259-10878-18
P.O. Box 1346
Baltimore, MD 21203

BT Alex Brown Incorporated             316,692.836                   9.36%
FBO 259-88036-10
P.O. Box 1346
Baltimore, MD 21203

BT Alex Brown Incorporated             306,430.123                   9.06%
FBO 246-88035-11
P.O. Box 1346
Baltimore, MD 21203




                   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

Shareowners                     Shares Owned              Percentage Owned

Davis & Company                   1,287,113.453                  75.76%
Attn: Marshall & Ilsley Trust Co.
c/o M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

Stuart D. Bilton                     113,446.138                   6.94%
and Bette E. Bilton
JT Ten
72 Brinker Road
Barrington, IL 60010

Maxine Jackson LP                     85,858.662                   5.25%
A Georgia Limited Partnership
c/o Henry D. Jackson Sole General
890 Auburn Road NE
Dacula, GA 30019


                    ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

Shareowners                          Shares Owne            Percentage Owned

Davis & Company                       222,418,495.950                  73.95%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

                        ALLEGHANY/CHICAGO TRUST BOND FUND

Shareowners                          Shares Owned            Percentage Owned

Miter & Co.                           12,569,522.610                  78.13%
M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

Davis & Company                        1,645,809.501                  10.23%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

                  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

Shareowners                         Shares Owned              Percentage Owned

Miter & Co.                          3,046,626.332                  75.03%
M&I Trust co/Outsourcing
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI  53202-2977

Charles Schwab & Co., Inc.             443,027.445                  10.91%
Special Custody Account for
Exclu of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Davis & Company                        214,592.275                   5.28%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

                    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

Shareowners                      Shares Owned              Percentage Owned

Miter & Co.                         725,567.008                  31.05%
M&I Trust co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

Family Physician Associates PSC      142,142.131                   6.08%
James R. Smith David W. Wallace
David A Jones Edward L. Sames  TT
515 Hospital Drive
Shelbyville, KY 40065

            ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N SHARES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                 MONTAG & CALDWELL GROWTH FUND - CLASS I SHARES
                           A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N SHARES AND MONTAG & CALDWELL GROWTH FUND - CLASS I SHARES OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

               Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

                 Special Meeting of Shareholders to be held June
                   17, 1999 Alleghany/Montag & Caldwell Growth
                              Fund - Class N Shares
                 Montag & Caldwell Growth Fund - Class I Shares
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1 and 2.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.


                        FOR |_|           WITHHELD |_|

                  Dorothea C. Gilliam       Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Montag & Caldwell Growth Fund's investment objective.


        FOR  |_|          AGAINST  |_|        ABSTAIN   |_|

           ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - CLASS N SHARES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                MONTAG & CALDWELL BALANCED FUND - CLASS I SHARES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - CLASS N SHARES AND MONTAG & CALDWELL BALANCED FUND - CLASS I SHARES OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

        Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

                 Special Meeting of Shareholders to be held June
                  17, 1999 Alleghany/Montag & Caldwell Balanced
                              Fund - Class N Shares
                Montag & Caldwell Balanced Fund - Class I Shares
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1 and 2.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.

                      FOR   |_|          WITHHELD  |_|

                  Dorothea C. Gilliam       Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Montag & Caldwell Balanced Fund's investment objective.


                        FOR |_| AGAINST |_| ABSTAIN |_|

                   ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

  Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                    Alleghany/Chicago Trust Money Market Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1 and 2.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified


                             FOR |_|       WITHHELD |_|
         .

                  Dorothea C. Gilliam       Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove the existing investment advisory agreement between Chicago Trust Company and Alleghany/Chicago Trust Money Market Fund.

             FOR  |_|        AGAINST  |_|       ABSTAIN   |_|

                  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.
Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                  Alleghany/Chicago Trust Growth & Income Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1,2 and 3.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified

                              FOR |_|             WITHHELD |_|
        .

                  Dorothea C. Gilliam       Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Chicago Trust Growth & Income Fund's investment objective.

            FOR  |_|          AGAINST  |_|    ABSTAIN   |_|


3. To approve or disapprove the existing investment advisory agreement between Chicago Trust Company and Alleghany/Chicago Trust Growth & Income Fund

             FOR  |_|          AGAINST  |_|     ABSTAIN   |_|
         .

                       ALLEGHANY/CHICAGO TRUST TALON FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO TRUST TALON FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

 Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                       Alleghany/Chicago Trust Talon Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1,2 and 3.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.

                              FOR |_| WITHHELD |_|


                  Dorothea C. Gilliam       Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Chicago Trust Talon Fund's investment objective.

           FOR  |_|          AGAINST  |_|     ABSTAIN   |_|


3. To approve or disapprove the existing investment advisory agreement between Chicago Trust Company and Alleghany/Chicago Trust Talon Fund.

           FOR  |_|          AGAINST  |_|     ABSTAIN   |_|

                     ALLEGHANY/CHICAGO TRUST BALANCED FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO TRUST BALANCED FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.


Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                      Alleghany/Chicago Trust Balanced Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1,2 and 3.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.

                      FOR   |_|        WITHHELD  |_|


                  Dorothea C. Gilliam       Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Chicago Trust Balanced Fund's investment objective.

              FOR  |_|          AGAINST  |_|  ABSTAIN   |_|


3. To approve or disapprove the existing investment advisory agreement between Chicago Trust Company and Alleghany/Chicago Trust Balanced Fund.

             FOR  |_|          AGAINST  |_|     ABSTAIN   |_|

                       ALLEGHANY/CHICAGO TRUST BOND FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO TRUST BOND FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                        Alleghany/Chicago Trust Bond Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1,2 and 3.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.

                          FOR   |_|        WITHHELD  |_|


                  Dorothea C. Gilliam       Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Chicago Trust Bond Fund's investment objective.

                         FOR |_| AGAINST |_| ABSTAIN |_|

3. To approve or disapprove the existing investment advisory agreement between Chicago Trust Company and Alleghany/Chicago Trust Bond Fund.

           FOR  |_|          AGAINST  |_|         ABSTAIN   |_|

                  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

 Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                             Meeting of Shareholders
                   Alleghany/Chicago Trust Municipal Bond Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1,2 and 3.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.

       FOR   |_|    WITHHELD  |_|


                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Chicago Trust Municipal Bond Fund's investment objective.

                         FOR |_| AGAINST |_| ABSTAIN |_|


3. To approve or disapprove the existing investment advisory agreement between Chicago Trust Company and Alleghany/Chicago Trust Municipal Bond Fund.

            FOR  |_|          AGAINST  |_|        ABSTAIN   |_|

                  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                  Alleghany/Chicago Trust Small Cap Value Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1 and 2.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.


                              FOR |_| WITHHELD |_|

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Chicago Trust Small Cap Value Fund's investment objective.

      FOR  |_|          AGAINST  |_|      ABSTAIN   |_|

                    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                          A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.
Date

               Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


               Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                    Alleghany/Veredus Aggressive Growth Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR proposals 1 and 2.

                    Please vote by filling in the boxes below


1. To consider and act upon the election of 4 additional Trustees of Alleghany Funds to serve until their successors are elected and qualified.

     FOR   |_|        WITHHELD  |_|


                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert Kushner            Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee or nominees name(s) in the space provided below.




2. To approve or disapprove proposed changes to Alleghany/Veredus Aggressive Growth Fund's investment objective.

      FOR  |_|          AGAINST  |_|   ABSTAIN   |_|